UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2026

____________________________

Spirit Aviation Holdings, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-35186	33-3711797
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on August 29, 2025, Spirit Aviation Holdings, Inc. (the “Company”) and certain of its affiliates (such affiliates, together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 25-11897 (SHL).

Item 8.01.	Other Events

In light of the Company’s decision to begin the orderly wind-down of its operations, effective immediately and as disclosed in the press release issued on May 2, 2026 (a copy of which is attached hereto as Exhibit 99.1), and the Company’s suspension of its reporting obligations under Section 15(d) of the Securities and Exchange Act of 1934, as amended, the Company will, effective immediately, cease to file any periodic or current reports or any other filings with the U.S. Securities and Exchange Commission, unless required by law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to the wind-down of operations and the Chapter 11 Cases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process and the wind-down of operations, including the Company’s ability to execute an orderly wind-down of its operations; the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the wind-down process; the costs associated with executing the Company’s wind-down process; objections to the Company’s wind-down process or other pleadings filed that could protract the wind-down of operations; risks associated with third-party motions in Chapter 11; court rulings in the Chapter 11 Cases and the outcome of Chapter 11 Cases in general; risks associated with the trading of the Company’s common stock in over-the-counter markets, the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in its common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders of the common stock in the Chapter 11 Cases. The Company expects that holders of its common stock will experience a complete loss on their investment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated as of May 2, 2026, issued by Spirit Aviation Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2026	SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
Name:	Thomas Canfield
Title:	Executive Vice President and General Counsel